                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 27, 2004
                       ----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
--------------------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of August 31, 2004, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2004-4)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-115371-01               52-2029487
------------------------     ---------------------     -----------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.        Other Events.
------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the December 27, 2004 Distribution Date.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POPULAR ABS, INC.



                                            By: /s/ James H. Jenkins
                                                -----------------------------
                                                James H. Jenkins,
                                                Executive Vice President and CFO







Dated: January 5, 2005




















                                        3
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
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                                     EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                                   STATEMENT TO CERTIFICATEHOLDERS

                                                          DECEMBER 27, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL          BEGINNING                                                                                 ENDING
                 FACE            PRINCIPAL                                                    REALIZED   DEFERRED        PRINCIPAL
   CLASS        VALUE              BALANCE         PRINCIPAL      INTEREST        TOTAL        LOSSES    INTEREST         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   AF1      200,000,000.00     191,113,009.71     4,190,798.56    399,954.85   4,590,753.41     0.00       0.00      186,922,211.15
   AF2       70,500,000.00      68,194,787.43     1,211,884.17    140,367.13   1,352,251.30     0.00       0.00       66,982,903.26
   AF3       17,900,000.00      17,900,000.00             0.00     57,511.08      57,511.08     0.00       0.00       17,900,000.00
   AF4       61,300,000.00      61,300,000.00             0.00    236,351.26     236,351.26     0.00       0.00       61,300,000.00
   AF5       36,700,000.00      36,700,000.00             0.00    166,962.96     166,962.96     0.00       0.00       36,700,000.00
   AF6       25,000,000.00      25,000,000.00             0.00     96,799.72      96,799.72     0.00       0.00       25,000,000.00
   AV1      186,400,000.00     180,472,594.03     5,461,460.79    391,671.73   5,853,132.52     0.00       0.00      175,011,133.24
   M1        43,000,000.00      43,000,000.00             0.00    185,627.99     185,627.99     0.00       0.00       43,000,000.00
   M2        34,000,000.00      34,000,000.00             0.00    159,382.29     159,382.29     0.00       0.00       34,000,000.00
   M3         8,700,000.00       8,700,000.00             0.00     41,319.54      41,319.54     0.00       0.00        8,700,000.00
   M4         7,200,000.00       7,200,000.00             0.00     34,195.49      34,195.49     0.00       0.00        7,200,000.00
   B1         7,200,000.00       7,200,000.00             0.00     24,676.65      24,676.65     0.00       0.00        7,200,000.00
   B2         6,900,000.00       6,900,000.00             0.00     28,698.20      28,698.20     0.00       0.00        6,900,000.00
   B3         7,200,000.00       7,200,000.00             0.00     35,215.26      35,215.26     0.00       0.00        7,200,000.00
   B4         7,200,000.00       7,200,000.00             0.00     35,215.26      35,215.26     0.00       0.00        7,200,000.00
    R                 0.00               0.00             0.00          0.00           0.00     0.00       0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTALS    719,200,000.00     702,080,391.17    10,864,143.52  2,033,949.41  12,898,092.93     0.00       0.00      691,216,247.65
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    X       723,239,666.22     709,735,511.92             0.00         12.04          12.04     0.00       0.00      700,469,101.38
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------    --------------------
                                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                              PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------    --------------------
                                                                                                                           CURRENT
                               BEGINNING                                                         ENDING                   PASS-THRU
  CLASS       CUSIP            PRINCIPAL          PRINCIPAL      INTEREST        TOTAL          PRINCIPAL      CLASS        RATE
-----------------------------------------------------------------------------------------------------------    --------------------
   AF1      73316PAA8         955.56504855       20.95399280    1.99977425    22.95376705      934.61105575     AF1       2.430630%
   AF2      73316PAB6         967.30194936       17.18984638    1.99102312    19.18086950      950.11210298     AF2       2.390630%
   AF3      73316PAC4       1,000.00000000        0.00000000    3.21290950     3.21290950    1,000.00000000     AF3       3.856000%
   AF4      73316PAD2       1,000.00000000        0.00000000    3.85564861     3.85564861    1,000.00000000     AF4       4.628000%
   AF5      73316PAE0       1,000.00000000        0.00000000    4.54939946     4.54939946    1,000.00000000     AF5       5.460000%
   AF6      73316PAF7       1,000.00000000        0.00000000    3.87198880     3.87198880    1,000.00000000     AF6       4.647000%
   AV1      73316PAG5         968.20061175       29.29968235    2.10124319    31.40092554      938.90092940     AV1       2.520630%
    M1      73316PAH3       1,000.00000000        0.00000000    4.31693000     4.31693000    1,000.00000000      M1       5.181000%
    M2      73316PAJ9       1,000.00000000        0.00000000    4.68771441     4.68771441    1,000.00000000      M2       5.626000%
    M3      73316PAK6       1,000.00000000        0.00000000    4.74937241     4.74937241    1,000.00000000      M3       5.700000%
    M4      73316PAL4       1,000.00000000        0.00000000    4.74937361     4.74937361    1,000.00000000      M4       5.700000%
    B1      73316PAM2       1,000.00000000        0.00000000    3.42731250     3.42731250    1,000.00000000      B1       3.980630%
    B2      73316PAN0       1,000.00000000        0.00000000    4.15915942     4.15915942    1,000.00000000      B2       4.830630%
    B3      73316PAP5       1,000.00000000        0.00000000    4.89100833     4.89100833    1,000.00000000      B3       5.680630%
    B4      73316PAQ3       1,000.00000000        0.00000000    4.89100833     4.89100833    1,000.00000000      B4       5.680630%
-----------------------------------------------------------------------------------------------------------    --------------------
  TOTALS                      976.19631698       15.10587253    2.82807204    17.93394456      961.09044445
-----------------------------------------------------------------------------------------------------------    --------------------
-----------------------------------------------------------------------------------------------------------    --------------------
   X       N/A               981.32824438        0.00000000    0.00001665     0.00001665      968.51587945        X       0.000020%
-----------------------------------------------------------------------------------------------------------    --------------------


-----------------------------------------------------------------------------------------------------------------------------------
             IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                             RYAN VAUGHN
                                     JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                                                       4 NEW YORK PLAZA FLR 6,
                                                      New York, New York 10004
                                                         Tel: (212) 623-4484
                                                         Fax: (212) 623-5930
                                                  Email: Ryan.M.Vaughn@JPMorgan.com
-----------------------------------------------------------------------------------------------------------------------------------


[Graphic Appears Here] JPMorgan                                     COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                     Page 2 of 7
--------------------------------------------------------------------------------
           EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)      Funds Allocable to Certificate Principal

                         Group I Scheduled Principal                 571,675.14
                         Group I Curtailments                         39,569.51
                         Group I Prepayments                       3,996,893.68
                         Group I Repurchases                               0.00
                         Group I Liquidation Proceeds                      0.00

                         Group II Scheduled Principal                163,006.36
                         Group II Curtailments                        11,062.63
                         Group II Prepayments                      4,484,203.22
                         Group II Repurchases                              0.00
                         Group II Liquidation Proceeds                     0.00

                         Extra Principal Distribution Amount       1,597,732.98

Sec. 4.03 (a)(ii)    Interest Distribution Amounts

                         Interest Distribution - AF-1                399,954.85
                         Unpaid Interest - AF-1                            0.00
                         Remaining Unpaid Interest - AF-1                  0.00

                         Interest Distribution - AF-2                140,367.13
                         Unpaid Interest - AF-2                            0.00
                         Remaining Unpaid Interest - AF-2                  0.00

                         Interest Distribution - AF-3                 57,511.08
                         Unpaid Interest - AF-3                            0.00
                         Remaining Unpaid Interest - AF-3                  0.00

                         Interest Distribution - AF-4                236,351.26
                         Unpaid Interest - AF-4                            0.00
                         Remaining Unpaid Interest - AF-4                  0.00

                         Interest Distribution - AF-5                166,962.96
                         Unpaid Interest - AF-5                            0.00
                         Remaining Unpaid Interest - AF-5                  0.00

                         Interest Distribution - AF-6                 96,799.72
                         Unpaid Interest - AF-6                            0.00
                         Remaining Unpaid Interest - AF-6                  0.00

                         Interest Distribution - AV-1                391,671.73
                         Unpaid Interest - AV-1                            0.00
                         Remaining Unpaid Interest - AV-1                  0.00

                         Interest Distribution - M-1                 185,627.99
                         Unpaid Interest - M-1                             0.00
                         Remaining Unpaid Interest - M-1                   0.00



[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 3 of 7
--------------------------------------------------------------------------------
           EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

                         Interest Distribution - M-2                 159,382.29

                         Unpaid Interest - M-2                             0.00
                         Remaining Unpaid Interest - M-2                   0.00

                         Interest Distribution - M-3                  41,319.54
                         Unpaid Interest - M-3                             0.00
                         Remaining Unpaid Interest - M-3                   0.00

                         Interest Distribution - M-4                  34,195.49
                         Unpaid Interest - M-4                             0.00
                         Remaining Unpaid Interest - M-4                   0.00

                         Interest Distribution - B-1                  24,676.65
                         Unpaid Interest - B-1                             0.00
                         Remaining Unpaid Interest - B-1                   0.00

                         Interest Distribution - B-2                  28,698.20
                         Unpaid Interest - B-2                             0.00
                         Remaining Unpaid Interest - B-2                   0.00

                         Interest Distribution - B-3                  35,215.26
                         Unpaid Interest - B-3                             0.00
                         Remaining Unpaid Interest - B-3                   0.00

                         Interest Distribution - B-4                  35,215.26
                         Unpaid Interest - B-4                             0.00
                         Remaining Unpaid Interest - B-4                   0.00

                     Interest Reductions
                         Net Prepayment Interest Shortfalls                0.00
                         Relief Act Reductions                           299.74

                         Class AF-1 Interest Reduction                    52.80
                         Class AF-2 Interest Reduction                    18.53
                         Class AF-3 Interest Reduction                     7.59
                         Class AF-5 Interest Reduction                    22.04
                         Class AF-4 Interest Reduction                    62.41
                         Class AF-6 Interest Reduction                    12.78
                         Class AV-1 Interest Reduction                    51.71
                         Class M-1 Interest Reduction                     24.51
                         Class M-2 Interest Reduction                     21.04
                         Class M-3 Interest Reduction                      5.46
                         Class M-4 Interest Reduction                      4.51
                         Class B-1 Interest Reduction                      3.26
                         Class B-2 Interest Reduction                      3.79
                         Class B-3 Interest Reduction                      4.65
                         Class B-4 Interest Reduction                      4.65


[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                     Page 4 of 7
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
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                           EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                                DECEMBER 27, 2004
---------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(iii)    Available Funds Shortfall

                         Class AF-1 Available Funds Shortfall                                              0.00
                         Class AF-2 Available Funds Shortfall                                              0.00
                         Class AF-3 Available Funds Shortfall                                              0.00
                         Class AF-4 Available Funds Shortfall                                              0.00
                         Class AF-5 Available Funds Shortfall                                              0.00
                         Class AF-6 Available Funds Shortfall                                              0.00
                         Class AV-1 Available Funds Shortfall                                              0.00
                         Class M-1 Available Funds Shortfall                                               0.00
                         Class M-2 Available Funds Shortfall                                               0.00
                         Class M-3 Available Funds Shortfall                                               0.00
                         Class M-4 Available Funds Shortfall                                               0.00
                         Class B-1 Available Funds Shortfall                                               0.00
                         Class B-2 Available Funds Shortfall                                               0.00
                         Class B-3 Available Funds Shortfall                                               0.00
                         Class B-4 Available Funds Shortfall                                               0.00

Sec. 4.03(a)(v)      Pool Principal Balances

                         Group I Beginning Pool Balance                                          527,915,575.95
                         Group I Ending Pool Balance                                             523,307,437.62
                         Group II Beginning Pool Balance                                         181,819,935.97
                         Group II Ending Pool Balance                                            177,161,663.76
                         Total Beginning Pool Balance                                            709,735,511.92
                         Total Ending Pool Balance                                               700,469,101.38

Sec. 4.03(a)(vi)     Servicing Fee

                         Group I Servicing Fee                                                       219,964.82
                         Group II Servicing Fee                                                       75,758.31

Sec. 4.03(a)(viii)   Delinquency Advances

                         Group I Delinquency Advances Included in Current Distribution                     0.00
                         Group I Recouped Advances Included in Current Distribution                        0.00
                         Group I Recouped Advances From Liquidations                                       0.00
                         Group I Aggregate Amount of Advances Outstanding                                  0.00

                         Group II Delinquency Advances Included in Current Distribution                    0.00
                         Group II Recouped Advances Included in Current Distribution                       0.00
                         Group II Recouped Advances From Liquidations                                      0.00
                         Group II Aggregate Amount of Advances Outstanding                                 0.00







[Graphic Appears Here] JPMorgan                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
---------------------------------------------------------------------------------------------------------------

                                                                     Page 5 of 7
--------------------------------------------------------------------------------
           EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                DECEMBER 27, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A    Group I and Group II Loans Delinquent

                         -------------------------------------------------------
                                                Group 1
                         -------------------------------------------------------
                         Period       Number    Principal Balance    Percentage
                         -------------------------------------------------------
                         0-30 days       177        26,227,776.40         5.01%
                         -------------------------------------------------------
                         31-60 days       21         2,507,558.86         0.48%
                         -------------------------------------------------------
                         61-90 days        4           671,175.26         0.13%
                         -------------------------------------------------------
                         91+days           1            66,442.56         0.01%
                         -------------------------------------------------------
                         Total           203         29,472,953.08        5.63%
                         -------------------------------------------------------
                         -------------------------------------------------------
                                                Group 2
                         -------------------------------------------------------
                         Period       Number    Principal Balance    Percentage
                         -------------------------------------------------------
                         0-30 days        81        13,357,611.86         7.54%
                         -------------------------------------------------------
                         31-60 days       10         1,327,343.16         0.75%
                         -------------------------------------------------------
                         61-90 days        1           112,595.51         0.06%
                         -------------------------------------------------------
                         91+days           0                 0.00         0.00%
                         -------------------------------------------------------
                         Total            92        14,797,550.53         8.35%
                         -------------------------------------------------------

Sec. 4.03 (a)(ix) B      Group I  and Group II Loans in Foreclosure

                         -------------------------------------------------------
                                                   Group 1
                         -------------------------------------------------------
                              Number            Principal Balance    Percentage
                         -------------------------------------------------------
                                   4                   653,422.62         0.12%
                         -------------------------------------------------------
                         -------------------------------------------------------
                                                   Group 2
                         -------------------------------------------------------
                              Number            Principal Balance    Percentage
                                   1                   198,835.26         0.11%
                         -------------------------------------------------------

Sec. 4.03(a)(x),(xi)     Group I and Group II Loans in REO

                         -------------------------------------------------------
                                                   Group 1
                         -------------------------------------------------------
                              Number            Principal Balance    Percentage
                         -------------------------------------------------------
                                   0                         0.00         0.00%
                         -------------------------------------------------------
                                                    Group 2
                         -------------------------------------------------------
                              Number            Principal Balance    Percentage
                                   0                         0.00         0.00%
                         -------------------------------------------------------



[Graphic Appears Here] JPMorgan

                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------
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                                                                     Page 6 of 7
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
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                           EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                                DECEMBER 27, 2004
---------------------------------------------------------------------------------------------------------------

                                    Market Value of Group I REO Loans                                      0.00
                                    Market Value of Group II REO Loans                                     0.00

Sec. 4.03(a)(xii)           Aggregate Stated Principal Balance of the Three Largest Loans

                                    Group I Three Largest Loans                                    1,704,146.36
                                    Group II Three Largest Loans                                   2,016,131.71

Sec. 4.03(a)(xiii)          Net WAC Cap Carryover

                                    Class AF-1 Net WAC Cap Carryover Amounts Due                           0.00
                                    Class AF-1 Net WAC Cap Carryover Amounts Paid                          0.00
                                    Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                 0.00
                                    Class AF-2 Net WAC Cap Carryover Amounts Due                           0.00
                                    Class AF-2 Net WAC Cap Carryover Amounts Paid                          0.00
                                    Class AF-2 Net WAC Cap Carryover Remaining Amounts Due                 0.00
                                    Class AV-1 Net WAC Cap Carryover Amounts Due                           0.00
                                    Class AV-1 Net WAC Cap Carryover Amounts Paid                          0.00
                                    Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                 0.00
                                    Class B-1 Net WAC Cap Carryover Amounts Due                            0.00
                                    Class B-1 Net WAC Cap Carryover Amounts Paid                           0.00
                                    Class B-1 Net WAC Cap Carryover Remaining Amounts Due                  0.00
                                    Class B-2 Net WAC Cap Carryover Amounts Due                            0.00
                                    Class B-2 Net WAC Cap Carryover Amounts Paid                           0.00
                                    Class B-2 Net WAC Cap Carryover Remaining Amounts Due                  0.00
                                    Class B-3 Net WAC Cap Carryover Amounts Due                            0.00
                                    Class B-3 Net WAC Cap Carryover Amounts Paid                           0.00
                                    Class B-3 Net WAC Cap Carryover Remaining Amounts Due                  0.00
                                    Class B-4 Net WAC Cap Carryover Amounts Due                            0.00
                                    Class B-4 Net WAC Cap Carryover Amounts Paid                           0.00
                                    Class B-4 Net WAC Cap Carryover Remaining Amounts Due                  0.00

Sec. 4.03(a)(xiv)           Aggregate Principal Balance of Balloon Loans
                            with Original Terms <= 36 Months and 60+ Contractually Past Due

                                    Group I Aggregate Principal Balance of Balloon Loans                   0.00
                                    Group II Aggregate Principal Balance of Balloon Loans                  0.00

Sec. 4.03 (a)(xv), (xxii)   Realized Losses

                                    Group I Current Period Realized Losses                                 0.00
                                    Group I Cumulative Realized Losses                                     0.00
                                    Group II Current Period Realized Losses                                0.00
                                    Group II Cumulative Realized Losses                                    0.00

Sec. 4.03 (a)(xvi)          Reserve Fund
                                    Beginning Balance of Reserve Fund                                      0.00
                                    Funds Withdrawn From Reserve Fund For Distribution                     0.00
                                    Funds Deposited to Reserve Fund                                        0.00
                                    Ending Balance of Reserve Fund                                         0.00






[Graphic Appears Here] JPMorgan                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
---------------------------------------------------------------------------------------------------------------
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                                                                     Page 7 of 7
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
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                           EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-4

                                                DECEMBER 27, 2004
---------------------------------------------------------------------------------------------------------------
Sec. 4.03 (a)(xvii)                 Number of Loans Repurchased

                                                Group I Number of Loans Repurchased                        0.00
                                                Group II Number of Loans Repurchased                       0.00

Sec. 4.03 (a)(xviii)                Weighted Average Mortgage Rate of Outstanding Loans
                                    (as of first day of related Due Period)

                                                Group I Weighted Average Mortgage Rate                    6.62%
                                                Group II Weighted Average Mortgage Rate                   6.77%

Sec. 4.03 (a)(xix)                  Weighted Average Remaining Term of Outstanding Loans

                                                Group I Weighted Average Remaining Term                  343.00
                                                Group II Weighted Average Remaining Term                 356.00

Sec. 4.03 (a)(xxi), (xxii), (xxiii) Overcollateralization Amounts

                                                Overcollateralization Amount                       9,252,853.73
                                                Overcollateralization Target Amount               22,782,039.08
                                                Overcollateralization Release Amount                       0.00
                                                Overcollateralization Deficiency Amount           13,529,185.35

Sec. 4.03 (a)(xxiv)                 Trigger Events
                                                Has a Trigger Event Occurred and is continuing?              NO
                                                Cumulative Realized Losses as a percentage of
                                                the Original Pool Balance                                 0.00%
                                                Senior Enhancement Percentage                            18.42%
                                                Senior Specified Enhancement Percentage                  42.40%

Sec. 4.03 (a)(xxv)                  60+ Day Delinquent Loans

                                                60+ Day Delinquent Loans as a percentage of the
                                                current Pool Balance                                      0.24%

Sec. 4.03 (a)(xxvi)                 Amount of Funds Collected by Trustee under Yield
                                    Maintenance Agreement                                                  0.00

Sec. 4.03 (a)(xxvii)                Pre-Funded Amount                                                      0.00







[Graphic Appears Here] JPMorgan                 COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
---------------------------------------------------------------------------------------------------------------